UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matthews Asia Funds Four Embarcadero Center, Suite 550 San Francisco, CA 94111

NOTICE OF FINAL ADJOURNMENT: MATTHEWS ASIA INNOVATORS FUND

YOUR VOTE IS NEEDED—PLEASE RESPOND BEFORE AUGUST 17

August 6, 2026

Dear Valued Shareholder:

The Matthews Asia Innovators Fund meeting has been adjourned one last time, to August 17, 2026. As of the date of this letter, you are among our largest shareholders who have not yet submitted proxy voting instructions.

YOUR VOTE IS CRITICAL. Please help the Fund achieve the required quorum and conduct its business by voting before August 17. Even an ABSTAIN vote counts toward the quorum.

Please cast your vote today. Your prompt response is important and appreciated.

Sincerely, Christian Halvorsen VP, Senior Relationship Manager Matthews Asia